UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2017
PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)
Company’s telephone number, including area code: (908) 222-7000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed solely to include Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 29, 2017 (the “Original 8-K”), which exhibit was inadvertently omitted from the original filing due to a technical error.
Except as provided herein, the disclosures contained in this Amendment have not been updated to reflect events, results or developments that have occurred since the filing of the Original 8-K.
Item 7.01. Regulation FD Disclosure.
On June 29, 2017, the Company presented at the PPMD 2017 Connect Conference. The accompanying slide deck from the presentation has been posted on the Events and Presentations page under the Investors section of the Company’s website. A copy of the slide deck is also attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
Please refer to page 2 of the presentation attached hereto as Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.
The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index attached hereto.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: June 30, 2017	By:	/s/ Christine Utter
	Name:	Christine Utter
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation - PPMD 2017 Connect Conference